EXHIBIT E



                              STOCKHOLDER AGREEMENT

         STOCKHOLDER AGREEMENT, dated as of September 28, 1998, by and among Glenway Financial Corporation ("GFCO"), a Delaware corporation, and certain stockholders of Fidelity Financial of Ohio, Inc. ("FFOH"), an Ohio corporation, named on Schedule I hereto (collectively the "Stockholders").

                                   WITNESSETH:

         WHEREAS, FFOH and GFCO have entered into an Agreement of Merger of even date herewith (the "Agreement"), providing for, among other things, the merger of GFCO with and into a wholly-owned subsidiary of FFOH (the "Merger"); and

         WHEREAS, in order to induce GFCO to enter into the Agreement, each of the Stockholders agrees to, among other things, vote in favor of the Agreement in his or her capacity as a stockholder of FFOH.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Ownership of FFOH Common Stock. Each Stockholder represents and warrants that the Stockholder has or shares the right to vote and dispose of the number of shares of common stock of FFOH, $.10 par value per share ("FFOH Common Stock"), set forth opposite such Stockholder's name on Schedule I hereto (which does not include shares held solely in a fiduciary capacity).

         2. Agreements of the Stockholders. Each Stockholder covenants and agrees that:

            (a) such Stockholder shall, at any meeting of FFOH's stockholders called for the purpose, vote, or cause to be voted, all shares of FFOH Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement and the other transactions contemplated thereby (including approval of the amendment to FFOH's Articles of Incorporation in accordance with Section 5.16(a) of the Agreement);

            (b) except as otherwise expressly permitted hereby, such Stockholder shall not, prior to the meeting of FFOH's stockholders referred to in
      Section 2(a) hereof or the earlier



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      termination of the Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of the Stockholder's shares of FFOH Common Stock;

            (c) such Stockholder shall not in his capacity as a stockholder of FFOH directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than GFCO or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving FFOH or any subsidiary of FFOH (provided that nothing herein shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director and/or officer of FFOH); and

            (d) such Stockholder shall use his reasonable best efforts to take or cause to be taken all action, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummate and make effective the agreements contemplated by this Stockholder Agreement.

         Each Stockholder further agrees that FFOH's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of shares of FFOH Common Stock, unless the transfer has been effected in compliance with the terms of this agreement.

         3. Successors and Assigns. Subject to Section 5.13 of the Agreement and the terms of the agreement with affiliates of FFOH referred to therein, a Stockholder may sell, pledge, transfer or otherwise dispose of his shares of FFOH Common Stock, provided that, with respect to any sale, transfer or disposition which would occur on or before the meeting of FFOH's stockholders referred to in Section 2(a) hereof, such Stockholder obtains the prior written consent of GFCO and that any acquiror of such FFOH Common Stock expressly agrees in writing to be bound by the terms of this Stockholder Agreement.

         4. Termination. The parties agree and intend that this Stockholder Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholder Agreement are inadequate. This Stockholder Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

         5. Notices. Notices may be provided to GFCO and the Stockholders in the manner specified in Section 8.4 of the Agreement, with all notices to the Stockholders being provided to them at FFOH in the manner specified in such section.

         6. Governing Law. This Stockholder Agreement shall be governed by the laws of the State of Ohio without giving effect to the principles of conflicts of laws thereof.



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



         7. Counterparts. This Stockholder Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

         8. Headings and Gender. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholder Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.


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



         IN WITNESS WHEREOF, GFCO, by a duly authorized officer, and each of 1the Stockholders have caused this Stockholder Agreement to be executed as of the day and year first above written.


                                       GLENWAY FINANCIAL CORPORATION



                                       By:  /s/ Robert R. Sudbrook
                                            ------------------------------------
                                            Name:  Robert R. Sudbrook
                                            Title: President and Chief Executive
                                                     Officer


                                       STOCKHOLDERS OF FIDELITY
                                       FINANCIAL OF OHIO:



                                       /s/ Joseph D. Hughes
                                       ----------------------------------------
                                       Joseph D. Hughes



                                       /s/ Michael W. Jordan
                                       -----------------------------------------
                                       Michael W. Jordan



                                       /s/ David A. Luecke
                                       -----------------------------------------
                                       David A. Luecke



                                       /s/ Constantine N. Papadakis
                                       -----------------------------------------
                                       Constantine N. Papadakis



                                       /s/ John R. Reusing
                                       -----------------------------------------
                                       John R. Reusing






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



                                       /s/ Thomas N. Spaeth
                                       -----------------------------------------
                                       Thomas N. Spaeth



                                       /s/ Paul D. Staubach
                                       -----------------------------------------
                                       Paul D. Staubach



                                       /s/ Robert W. Zumbiel
                                       -----------------------------------------
                                       Robert W. Zumbiel







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



                                   SCHEDULE I



                                                       Number of Shares of
                                                        FFOH Common Stock
Name of Stockholder                                    Beneficially Owned
- ------------------------------------------------    -------------------------


Joseph D.  Hughes                                            46,549
Michael W. Jordan                                            14,725
David A. Luecke                                              12,987
Constantine N. Papadakis                                     10,800
John R. Reusing                                              85,351
Thomas N. Spaeth                                             13,853
Paul D. Staubach                                             55,700
Robert W. Zumbiel                                            27,675



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